UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2015

Blue Earth, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-148346 (Commission File Number)	98-0531496 (IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV 89052

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (702) 263-1808

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Blue Earth, Inc. (the “Company”) and Robert Powell, who became Chief Executive Officer of the Company on September 1, 2015, entered into a Stock Purchase Agreement as of August 31, 2015 (the “SPA”), pursuant to which Mr. Powell purchased 50,000 shares of Common Stock, for cash, at $0.7567 per share, totaling $37,835.  This purchase was outside of his previously disclosed employment agreement.

The securities are issued in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01  Exhibits

(d)  Exhibits.  The following exhibits are filed with the current report on Form 8-K.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of August 31, 2015 by and between Blue Earth, Inc. and G. Robert Powell.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2015	Blue Earth, Inc.

By: /s/ G. Robert Powell
Name: G. Robert Powell
Title: Chief Executive Officer

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